UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2012

VARCA VENTURES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-166548	98-0658381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1630 Ringling Boulevard, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 951-0787

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2012, the registrant Varca Ventures, Inc. ("Varca"), and its wholly-owned subsidiary, Wildcat Mining Corporation ("Wildcat"), entered into a Loan Agreement (the "Loan Agreement") with Sarasota Varca II LLC ("Lender") pursuant to which Lender agreed to lend us an aggregate minimum amount of Six Hundred Thousand and No/100 Dollars ($600,000.00) (the "Loan").  We have agreed to pay Rosie Investment Fund, LLC a finder's fee of 7% of the amount borrowed under the Loan. Unless otherwise indicated, or the context otherwise requires, the term "we," "us," "our" or "the Company" refer collectively to Varca and Wildcat.

In connection with execution of the Loan Agreement, we will receive proceeds in three installments under the Loan of $200,000 each (totaling $600,000) and executed a Subordinated Secured Promissory Note for that amount dated June 22, 2012 (the "Note"). The first installment has been paid, and the remaining two installments are payable on July 2, 2012 and September 4, 2012. The Note accrues interest at the rate of 10% per annum.  Interest is to be paid the earlier of: (i) within 30 days of our receipt of net revenue from our mining operations at our real property interests located in La Plata County, Colorado (the “Site”), or (ii) no later than December 1, 2012 and continue monthly until earlier of (a) December 1, 2013; or (b) 30 days after the date when all subsurface ore stockpiles at the Site have been removed and milled (the “Maturity Date”). The entire principal amount of the Note and all accrued and unpaid interest thereon is due and payable in full on or before the Maturity Date.  We have the option to repay, without penalty, the entire principal amount of the Note and all accrued and unpaid interest at any time prior to the Maturity Date upon 45 days prior written notice to Lender.

Under the terms of the Note, Lender also has the option to be repaid in milled gold in lieu of cash, at a 20% discount from price offered to us by an independent mill, up to the principal amount of the Note and accrued interest. Lender also has the option to convert part or all of the balloon payment due on the Maturity Date into shares of common stock of Varca at a conversion rate of $.25 per share. Lender must notify Varca of its intent to convert the balloon payment at least 30 days prior to the Maturity Date, or any prepayment date.

We also entered into a Security Agreement and a Collateral Assignment of Permits and Contract Rights which grant Lender a security interest in the following collateral: (a) the surface and subsurface ore stockpiles located at the Site as described in that certain overview for selected mineralized stockpiles on the Site by David Gonzales dated May 25, 2012 and attached to the Loan Agreement as Exhibit E; (b) all minerals from the west wall of the main stope of May Day Level 1 as described in that certain overview for potential precious metal mineralization and mine operations on the Site by David Gonzales dated May 31, 2012 and attached to the Loan Agreement as Exhibit F; and (c) all contracts and contract rights related to our mining operations.

Furthermore, we granted Lender a perpetual non-participating production royalty deed (the "Royalty Deed") on all minerals of every kind and character produced from all mining claims either owned or leased by Wildcat, other than minerals contained in ore stockpiles that have been identified as of the date of the Royalty Deed.  The royalty is 1.5% of the gross amount received by Wildcat from the purchaser, smelter, or other processing facility less deductions for processing costs, transportation costs, penalties and sampling or assaying costs.

One of our directors, Harold Libby, is the beneficial owner of 31.5% of the membership interests in Lender.  Mr. Libby is not a manager of Lender and he does not have the ability to directly manage or otherwise control the affairs of Lender. The terms of the transaction were the result of arm’s length negotiations between members of our board of directors, other than Mr. Libby, and management of Lender. The Loan was unanimously approved by our board of directors.

The foregoing description of the Loan and agreements relating thereto is qualified in its entirety by reference to the full text of the Loan Agreement, the Note, the Security Agreement, the Collateral Assignment of Permits and Contract Rights and the Royalty Deed filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02  Unregistered Sales of Securities.

The information provided in Item 1.01 to this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Note issued to Lender was not registered under the Securities Act of 1933, as amended, nor will the shares of Vara's common stock that may be issued pursuant to the terms of the Note, but was made, and the issuance of the shares of common stock will be made, in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were or will be issued only to an "accredited investor" within the meaning of Rule 501 of Regulation D.  The recipient of our securities took them for investment purposes without a view to distribution. Furthermore, it had access to information concerning the Company and our business prospects; there was no general solicitation or advertising for the purchase of the securities; and the securities are restricted pursuant to Rule 144.

Item 9.01  Financial Statement and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Table are filed as part of this Current Report on Form 8-K.

Exhibit No.

Description

10.1

Loan Agreement by and between Varca Ventures, Inc., Wildcat Mining Corporation and Sarasota Varca II LLC, dated June 22, 2012.

10.2

Secured Promissory Note by and between Varca Ventures, Inc., Wildcat Mining Corporation and Sarasota Varca II LLC, dated June 22, 2012.

10.3

Security Agreement executed by Varca Ventures, Inc. and Wildcat Mining Corporation on June 21, 2012.

10.4

Collateral Assignment of Permits and Contracts Rights executed by Varca Ventures, Inc. and Wildcat Mining Corporation, dated June 22, 2012.

10.5

Perpetual Non-Participating Production Royalty Deed executed by Wildcat Mining Corporation for the benefit of Sarasota Varca II LLC on June 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 27, 2012

Varca Ventures, Inc.

/s/ Roger Tichenor

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.

Description

10.1

Loan Agreement by and between Varca Ventures, Inc., Wildcat Mining Corporation and Sarasota Varca II LLC, dated June 22, 2012.

10.2

Secured Promissory Note by and between Varca Ventures, Inc., Wildcat Mining Corporation and Sarasota Varca II LLC, dated June 22, 2012.

10.3

Security Agreement executed by Varca Ventures, Inc. and Wildcat Mining Corporation on June 21, 2012.

10.4

Collateral Assignment of Permits and Contracts Rights executed by Varca Ventures, Inc. and Wildcat Mining Corporation, dated June 22, 2012.

10.5

Perpetual Non-Participating Production Royalty Deed executed by Wildcat Mining Corporation for the benefit of Sarasota Varca II LLC on June 21, 2012.

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